UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest reported)  December 6, 2004
                                           ------------------


                            American River Bankshares
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its chapter)


        California                       0-31525                68-0352144
----------------------------           ------------         -------------------
(State or other jurisdiction           (Commission            (IRS Employer
     Of incorporation)                 File Number)         Identification No.)


1545 River Park Drive, Suite 107, Sacramento, California          95815
--------------------------------------------------------        ----------
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code          (916) 565-6100
                                                     ---------------------------



Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Page 1 of 19 Pages
The Index to Exhibits is on Page 4

Item 2.01. Completion of Acquisition or Disposal of Assets.

On December 6, 2004, the registrant filed an initial Current Report on Form 8-K with the Securities and Exchange Commission reporting the completion of the acquisition of Bank of Amador, a California state-chartered bank. This report amends Item 9.01, Financial Statement and Exhibits, to include the historical, pro forma, and other financial information required by Item 9.01.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.
       1. Bank of Amador's Audited Financial Statements as of December 31, 2003 and 2002 and for each of the years in the three-year period ended December 31, 2003, are hereby incorporated by reference to Exhibit 99.2 attached hereto and to pages F-55 through F-83 of the registrant's Registration Statement on Form S-4/A (No. 333-119085) filed with the Commission on October 13, 2004.

(b) Pro Forma Financial Information.
       1. Pro Forma Financial Information is attached hereto as Exhibit 99.3.

(c) Exhibits

           Exhibit
           Number                    Document Description
           ------                    --------------------

            (2.1) Agreement and Plan of Reorganization and Merger by and among the Registrant, American River Bank and Bank of Amador, dated as of July 8, 2004 (included as Annex A), incorporated by reference to the Registrant's Registration Statement on Form S-4/A (No. 333-119085) filed with the Commission on October 13, 2004.

            (23.1)   Consent of Independent Registered Public Accounting Firm.

            (99.1) Bank of Amador Audited Financial Statements as of December 31, 2003 and 2002 and for each of the years in the three-year period ended December 31, 2003, incorporated by reference to pages F-55 through F-83 of the registrant's Registration Statement on Form S-4/A (No. 333-119085) filed with the Commission on October 13, 2004.

            (99.2) Unaudited Financial Statements for the period ended September 30, 2004 for Bank of Amador.

            (99.3) Unaudited Pro Forma Combined Consolidated Financial Information.


Page 2 of 19 Pages

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AMERICAN RIVER BANKSHARES


                                    /s/ MITCHELL A. DERENZO
                                    --------------------------------------------
December 8, 2004                    Mitchell A. Derenzo, Chief Financial Officer


Page 3 of 19 Pages

                                INDEX TO EXHIBITS


Exhibit No.           Description                                         Page
-----------           -----------                                         ----

   23.1               Consent of Registered Public Accounting               5
                      Firm.

   99.2               Unaudited Financial Statements for the
                      period ended September 30, 2004 for
                      Bank of Amador.                                       6

   99.3               Unaudited Pro Forma Combined
                      Consolidated Financial Information.                  15


Page 4 of 19 Pages